TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Equity Fund (the "Fund")

Supplement dated May 22, 2020 to the Prospectus, Summary Prospectus, and Statement of Additional Information dated April 30, 2020

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Name, Sub-Advisor, Investment Goal & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 21, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund, which will take effect on or about September 12, 2020: a name change for the Fund to the Touchstone Anti-Benchmark® US Core Equity Fund, the appointment of TOBAM S.A.S. ("TOBAM") as sub-advisor to the Fund, and the changes to the Fund's investment goal and principal investment strategies as detailed herein (together, the "Repurposing"). Tarik Allouache, Ayaaz Allymun, Mara Maccagnan and Guillaume Toison will serve as the Fund's portfolio managers upon the appointment of TOBAM. The Repurposing does not require shareholder approval.

Effective September 12, 2020, all references to Wells Capital Management, Inc., the Fund's current sub-advisor, in the summary prospectus, prospectus, and Statement of Additional Information ("SAI") will be deleted and replaced with TOBAM and all references to the Touchstone Dynamic Equity Fund will be deleted and replaced with Touchstone Anti-Benchmark® US Core Equity Fund.  TOBAM also serves as sub-advisor to the Touchstone Anti-Benchmark® US Core Equity Fund, a series of Touchstone Funds Group Trust. As the sub-advisor, TOBAM will make investment decisions for the Fund and will also ensure compliance with the Fund's investment policies and guidelines. As of March 31, 2020, TOBAM managed approximately $6.7 billion in assets.

The following changes to the Fund's investment goal and principal investment strategies will be made in connection with the Repurposing, which will take effect on or about September 12, 2020:

	Current	Effective September 12, 2020
Investment Goal:	The Touchstone Dynamic Equity Fund seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.	The Touchstone Anti-Benchmark® US Core Equity Fund seeks capital appreciation.

Principal Investment Strategies:
The Fund’s sub-advisor, Wells Capital Management, Inc. (“Wells Capital”), seeks to achieve the Fund’s investment goal by investing the Fund’s assets in a combination of equity securities, high quality short-term debt securities, and derivative instruments.

The Fund invests, under normal market conditions, at least 80% of its assets in U.S. equity securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund pursues its objective by seeking to track the total return, before fees and expenses, of the TOBAM Anti–Benchmark® US Core Equity Index (the "Index"). The Index is a proprietary rules–based index created by the Fund's sub–advisor, TOBAM S.A.S. ("TOBAM"), that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index.

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	Current	Effective September 12, 2020
Principal Investment Strategies (cont.):
Equity Strategy: The Fund normally invests at least 80% of its assets in equity securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days prior notice to shareholders. The Fund invests primarily in long and short positions in U.S. large-cap stocks included in the Russell 1000® Index (the “Index”), although the Fund may invest in small- and mid-cap equity securities. The Fund buys securities “long” that Wells Capital believes will outperform the Index and sells securities “short” that Wells Capital believes will underperform the Index. The Fund intends to take long and short equity positions that may vary over time based on Wells Capital’s assessment of market conditions and other factors. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the options strategy (as described below) and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Wells Capital selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

Options Strategy: Wells Capital seeks to reduce the overall portfolio risk through the use of options. The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or exchange-traded index funds (“ETFs”). The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the S&P 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector. The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect it from potential market declines. The value of these options tends to move inversely to the underlying index. The Fund may also write (sell) covered call options on individual equity securities. The Fund may also purchase put options on individual equity securities which it owns.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy. Wells Capital generally considers selling a security when it reaches its fair value estimate, when the company’s fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, when the risks of the security unexpectedly rise, or when other investment opportunities appear more attractive.

The equity securities that comprise the Index include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

The Index is based on TOBAM's proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio's patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock. TOBAM's Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.

The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) monthly. The Fund will be rebalanced following the same schedule as the Index. The Fund may engage in frequent and active trading as part of its principal investment strategies.

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Upon the Repurposing, the following principal risks of the Fund will be removed: Small-, Mid- and Large-Cap Risks, Short Sales Risk, Call Options Risk, Covered Call Options Risk, Derivatives Risk (and sub-risks), Counterparty Risk, Fixed Income Risk and High Cash Balance Risk. Additionally, upon the Repurposing, the following principal risks will be added: Preferred Stock Risk, Passive Investment Risk and Tracking Error Risk. These risk factors will be set forth in an updated summary prospectus, prospectus and SAI for the Fund.

In connection with the Repurposing, the Fund's primary benchmark will be changed to the Russell 1000® Index and the Fund will not have a secondary benchmark, effective September 12, 2020. The Fund's current primary and secondary benchmarks are the S&P 500® Index and the FTSE 3-Month T-Bill Index, respectively.

Reduction in Advisory Fee and Expense Limitations of the Fund

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and the Trust, on behalf of the Fund, in order to lower the Fund's advisory fee rate to 0.35% on the first $1 billion of average daily net assets and 0.30% on assets over $1 billion, effective September 12, 2020. The Fund's current advisory fee is 0.85% on the first $300 million of average daily net assets; 0.80% on the next $200 million; 0.75% on the next $250 million; 0.70% on the next $250 million; 0.65% on the next $500 million; 0.60% on the next $500 million; and 0.55% on assets over $2 billion. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Additionally, effective September 12, 2020, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.79%, 1.54%, 0.54% and 0.44% of average daily net assets for Classes A, C, Y and Institutional shares, respectively. This contractual expense limitation is effective through September 29, 2021. The Fund’s current contractual expense limitations are 1.55%, 2.30%, 1.30%, and 1.25% for Classes A, C, Y and Institutional shares, respectively.

Removal of Non-Fundamental Investment Limitation

Effective September 12, 2020, the following non-fundamental investment limitation will be removed from the Fund's SAI:

The Dynamic Equity Fund may invest up to 20% of its total assets in securities of foreign issuers. ADRs are not considered by the Dynamic Equity Fund to be securities of foreign issuers for purposes of this limitation.

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Shareholders of the Fund will receive an Information Statement providing more information about the changes detailed herein.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
 *A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-54CC-TST-TDEAX-S1-2005